UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 31, 2003

LAFARGE NORTH AMERICA INC.

Incorporated in Maryland

12950 Worldgate Drive, Suite 500
Herndon, Virginia 20170
(703) 480-3600

I.R.S. Employer Identification No.58-1290226

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 99.1	News Release issued by Lafarge North America Inc. on July 31, 2003 titled “Lafarge North America Reports Second-Quarter Results and Increases Quarterly Cash Dividend.”

Item 12.	Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 12. “Results of Operations and Financial Condition.”

     On July 31, 2003, Lafarge North America Inc. issued a News Release announcing its earnings for the Second-Quarter of 2003. A copy of the News Release is filed as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAFARGE NORTH AMERICA INC.

By:	/s/ Larry J. Waisanen
Larry J. Waisanen
Executive Vice President and
Chief Financial Officer

Date: August 1, 2003

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